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                                                                    EXHIBIT 23.1

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 19, 1997, in the Registration Statement
(Form S-4 No. 33-     ) and related Proxy Statement/Prospectus of Precept
Investors, Inc. dated December   , 1997.

Dallas, Texas
December 18, 1997